EX-35 (d)
(logo) WELLS FARGO HOME MORTGAGE

Wells Fargo Home Mortgage
One Home Campus
Des Moines, IA 50328-0001

Wells Fargo Bank, N.A.
Servicer Compliance Statement

1. I, John B. Brown, Senior Vice President of Wells Fargo Bank, N.A. ("Wells Fargo") hereby state that a review of the activities of Wells Fargo during the calendar year 2006 and of Wells Fargo's performance under the servicing agreement(s) listed on the attached Exhibit A (the "Servicing Agreement(s)") has been made under my supervision.

2. To the best of my knowledge, based on such review, Wells Fargo has fulfilled all of its obligations under the Servicing Agreement(s) in all material respects throughout 2006.

/s/John B. Brown
John B. Brown
Senior Vice President
Wells Fargo Bank, N.A.

March 1, 2007

Wells Fargo Home Mortgage
is a division of Wells Fargo Bank, N.A.

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
CDI File Name             series_name                                                     shelf
BAF06007         Banc of America Funding 2006-7 Trust                                 Bank of America
BAF0600G         Banc of America Funding 2006-G Trust                                 Bank of America
BAF068T2         Banc of America Funding 2006-8T2 Trust                               Bank of America
BNC06002         BNC Mortgage Loan Trust 2006-2                                       Lehman
BSA06003         Bear Stearns Asset Backed Securities I Trust 2006-3                  Bear Stearns
BSAO6SD4         Bear Stearns Asset Backed Securities Trust 2006-SD4                  Bear Stearns
BSL06004         Bear Stearns ALT-A Trust 2006-4                                      Bear Stearns
BSL06005         Bear Stearns ALT-A Trust 2006-5                                      Bear Stearns
BST06002         Bear Stearns ARM Trust 2006-2                                        Bear Stearns
CITO6FX1         Citigroup Mortgage Loan Trust 2006-FX1                               Citigroup
DALO6AR6         Deutsche Alt-A Securities Mortgage Loan Trust, Series 2006-AR6       Deutsche
GSA06008         GSAA Home Equity Trust 2006-8                                        Goldman Sachs
GSA06015         GSAA Home Equity Trust 2006-15                                       Goldman Sachs
JACO6WF1         J.P. Morgan Mortgage Acquisition Trust 2006-WF1                      JP Morgan
JPA060A1         J.P. Morgan Mortgage Trust 2006-A1                                   JP Morgan
JPA060A6         J.P. Morgan Mortgage Trust 2006-A6                                   JP Morgan
JPA060S3         J.P. Morgan Mortgage Trust 2006-S3                                   JP Morgan
LMT06005         Lehman Mortgage Trust 2006-5                                         Lehman
MAM06002         MASTR Adjustable Rate Mortgages Trust 2006-2                         UBS
MLC06003         Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-3           Merrill Lynch
MLMO6A03         Merrill Lynch Mortgage Investors Trust, Series 2006-A3               Merrill Lynch
MLMO6A04         Merrill Lynch Mortgage Investors Trust, Series 2006-A4               Merrill Lynch
MLMO6AF1         Merrill Lynch Mortgage Investors Trust, Series 2006-AF1              Merrill Lynch
MSM06002         Morgan Stanley Mortgage Loan Trust 2006-2                            Morgan Stanley
MSM06007         Morgan Stanley Mortgage Loan Trust 2006-7                            Morgan Stanley
MSM06011         Morgan Stanley Mortgage Loan Trust 2006-11                           Morgan Stanley
MSM0612X         Morgan Stanley Mortgage Loan Trust 2006-12XS                         Morgan Stanley
MSM0613A         Morgan Stanley Mortgage Loan Trust 2006-13ARX                        Morgan Stanley
MST06001         Mastr Asset Securitization Trust 2006-1                              UBS
MST06002         MASTR Asset Securitization Trust 2006-2                              UBS
NELO6HE1         HE1                                                                  Nomura
NELO6WF1         WF1                                                                  Nomura
SACO6AM1         AM1                                                                  Lehman
SACO6BC1         Structured Asset Securities Corporation Mortgage Loan Trust 2006-BC1 Lehman
SACO6WF1         WF1                                                                  Lehman
SACO6WF2         WF2                                                                  Lehman
SACO6WF3         WF3                                                                  Lehman
SAI06001         Structured Asset Investment Loan Trust 2006-1                        Lehman
SAI06002         Structured Asset Investment Loan Trust 2006-2                        Lehman
SAI06004         Structured Asset Investment Loan Trust 2006-4                        Lehman
SA106BN1         Structured Asset Investment Loan Trust 2006-BNC1                     Lehman
SA106BN2         Structured Asset Investment Loan Trust 2006-BNC2                     Lehman

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SA106BN3         Structured Asset Investment Loan Trust 2006-BNC3                     Lehman
SRM06001         Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1        Lehman
SRM06002         Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2        Lehman
SRM06004         Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4        Lehman
SRM06005         Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5        Lehman
SRM06006         Structured Adjustable Rate Mortgage Loan Trust, Series 2006-6        Lehman
SRM06008         Structured Adjustable Rate Mortgage Loan Trust, Series 2006-8        Lehman
WFH06003         Wells Fargo Home Equity Asset-Backed Securities 2006-3 Trust         Wells Fargo
WFM06001         Wells Fargo Mortgage Backed Securities 2006-1 Trust                  Wells Fargo
WFM06002         Wells Fargo Mortgage Backed Securities 2006-2 Trust                  Wells Fargo
WFMO6003         Wells Fargo Mortgage Backed Securities 2006-3                        Wells Fargo
WFMO6004         Wells Fargo Mortgage Backed Securities 2006-4 Trust                  Wells Fargo
WFMO6005         Wells Fargo Mortgage Backed Securities 2006-5 Trust                  Wells Fargo
WFMO6006         Wells Fargo Mortgage Backed Securities 2006-6 Trust                  Wells Fargo
WFM06007         Wells Fargo Mortgage Backed Securities 2006-7 Trust                  Wells Fargo
WFMO6008         Wells Fargo Mortgage Backed Securities 2006-8 Trust                  Wells Fargo
WFM06009         Wells Fargo Mortgage Backed Securities 2006-9 Trust                  Wells Fargo
WFM06010         Wells Fargo Mortgage Backed Securities 2006-10 Trust                 Wells Fargo
WFM06011         Wells Fargo Mortgage Backed Securities 2006-11 Trust                 Wells Fargo
WFM06012         Wells Fargo Mortgage Backed Securities 2006-12 Trust                 Wells Fargo
WFM06013         Wells Fargo Mortgage Backed Securities 2006-13 Trust                 Wells Fargo
WFM06014         Wells Fargo Mortgage Backed Securities 2006-14 Trust                 Wells Fargo
WFM06015         Wells Fargo Mortgage Backed Securities 2006-15 Trust                 Wells Fargo
WFM06016         Wells Fargo Mortgage Backed Securities 2006-16 Trust                 Wells Fargo
WFM06017         Wells Fargo Mortgage Backed Securities 2006-17 Trust                 Wells Fargo
WFM06018         Wells Fargo Mortgage Backed Securities 2006-18 Trust                 Wells Fargo
WFM06019         Wells Fargo Mortgage Backed Securities 2006-19 Trust                 Wells Fargo
WFM06020         Wells Fargo Mortgage Backed Securities 2006-20 Trust                 Wells Fargo
WFM06A10         Wells Fargo Mortgage Backed Securities 2006-AR10 Trust               Wells Fargo
WFM06A11         Wells Fargo Mortgage Backed Securities 2006-AR11 Trust               Wells Fargo
WFM06Al2         Wells Fargo Mortgage Backed Securities 2006-AR12 Trust               Wells Fargo
WFM06A13         Wells Fargo Mortgage Backed Securities 2006-AR13 Trust               Wells Fargo
WFM06A14         Wells Fargo Mortgage Backed Securities 2006-AR14 Trust               Wells Fargo
WFM06A15         Wells Fargo Mortgage Backed Securities 2006-AR15 Trust               Wells Fargo
WFM06A16         Wells Fargo Mortgage Backed Securities 2006-AR16 Trust               Wells Fargo
WFM06A17         Wells Fargo Mortgage Backed Securities 2006-AR17 Trust               Wells Fargo
WFM06A18         Wells Fargo Mortgage Backed Securities 2006-AR18 Trust               Wells Fargo
WFM06A19         Wells Fargo Mortgage Backed Securities 2006-AR19 Trust               Wells Fargo
WFM06AR1         Wells Fargo Mortgage Backed Securities 2006-AR1 Trust                Wells Fargo
WFM06AR2         Wells Fargo Mortgage Backed Securities 2006-AR2 Trust                Wells Fargo
WFM06AR3         Wells Fargo Mortgage Backed Securities 2006-AR3 Trust                Wells Fargo
WFM06AR4         Wells Fargo Mortgage Backed Securities 2006-AR4 Trust                Wells Fargo
WFMO6AR5         Wells Fargo Mortgage Backed Securities 2006-AR5 Trust                Wells Fargo
WFM06AR6         Wells Fargo Mortgage Backed Securities 2006-AR6 Trust                Wells Fargo

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WFM06AR7         Wells Fargo Mortgage Backed Securities 2006-AR7 Trust                Wells Fargo
WFM06AR8         Wells Fargo Mortgage Backed Securities 2006-AR8 Trust                Wells Fargo
BSAO6SD3         Bear Stearns Asset Backed Securities Trust 2006-SD3                  Bear Stearns
                 Banc of America Funding Corporation, Mortgage Pass-Through
BAF2006H         Certificates, Series 2006-H                                          Bank of America

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